UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2007

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On May 11, 2007, the Federal Home Loan Bank of Pittsburgh ("Bank") issued a press release to report: the Bank’s first-quarter 2007 earnings, the declaration of a second quarter dividend by the Bank’s Board of Directors in the amount of 6.00 percent annualized and the restatement described in Item 4.02(a) below. A copy of the press release is attached hereto as Exhibit 99.1.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement and non-reliance

On the date hereof, the Bank is filing an amendment to its Annual Report on Form 10-K for the year ended December 31, 2006, to amend and restate financial statements for the 2006 fiscal year and for each of the 2006 interim periods.

During the preparation of the First Quarter 2007 Statement of Cash Flows, management became aware of an incorrect classification in the 2006 Statements of Cash Flows in the Bank’s quarterly reports filed on Form 10-Q and its 2006 annual report filed on Form 10-K. Following management’s review and analysis, management recommended to the Audit Committee of the Bank’s Board of Directors that the previously reported Statements of Cash Flows should be restated. At a meeting on May 8, 2007, the Audit Committee considered management’s recommendation; discussed the recommendation with the Bank’s independent accountant; and agreed with management’s recommendation. At a meeting on May 8, 2007, the Executive Committee, on behalf of the Board of Directors, adopted the recommendation of the Audit Committee and determined that the previously reported Statements of Cash Flows referred to above should not be relied upon. In light of the restatement, readers should not rely on our previously filed financial statements for the 2006 fiscal year and for the 2006 interim periods.

Item 7.01 Regulation FD Disclosure.

The information set forth above under Item 2.02 "Results of Operations and Financial Condition" is also furnished pursuant to this Item 7.01. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the related press release. The information being furnished pursuant to Item 2.02 and Item 7.01of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press release, dated May 11, 2007, issued by Federal Home Loan Bank of Pittsburgh

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

May 11, 2007	By:	Kristina K. Williams

Name: Kristina K. Williams
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 11, 2007, issued by Federal Home Loan Bank